UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report(Date of earliest event reported): March 2, 2004



                       INFORMATION ARCHITECTS CORPORATION
             (Exact name of registrant as specified in its chapter)


 NORTH CAROLINA                    0-22325              87-0399301
-------------------------------------------------------------------------
   (State or other               (Commission         (IRS Employer
 jurisdiction of incorporation)   File Number)      Identification No.)



              6500 SW 15th Ave, Suite 300, Ft. Lauderdale, FL 33309
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (954) 545-8181
                            ------------------------
              (Registrant's telephone number, including area code)


                      1541 N. Dale Mabry Highway, Suite 201
                                 Lutz, FL 33558
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

NOT APPLICABLE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

NOT APPLICABLE

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 2, 2004, Information Architects Corporation, a North Carolina corporation (the "Company") issued a press release announcing the acquisition of ICABS.COM, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.               Description

99.1 Press Release, dated March 2, 2004, entitled "Information Architects announces the acquisition of ICABS.com, Inc."


ITEM 8.  CHANGE IN FISCAL YEAR

NOT APPLICABLE

ITEM 9.  REGULATION FD DISCLOSURE

NOT APPLICABLE

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

NOT APPLICABLE

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYE BENEFIT
           PLANS

NOT APPLICABLE

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

NOT APPLICABLE

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.


                                      Information Architects Corporation

                                     By:  /s/ William Overhulser
                                 ------------------------------------
                                          William Overhulser, COO

Date:  March 31, 2004

                                         Exhibit 99.1

Information Architects Announces Acquisition of ICABS.COM, Inc.
Tuesday March 2, 9:07 am ET

FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--March 2, 2004--Information Architects Corporation (OTCBB:IACH - News), the premier provider of web-based employee screening systems, announces the acquisition of ICABS.COM, Inc.

In continuing on its strategy of acquisitions that are complimentary to its services, Information Architects has entered into an Acquisition Agreement with ICABS.COM, Inc., a company specializing in the management of relationships between banks, processors and other financial institutions and corporate clients for the issuance of Pre-Paid Debit and Credit Cards. The company continues to focus on payroll, commission and expense programs (PCE) both in the US and internationally.


ICABS has secured a number of marketing agreements (several on an exclusive basis) with card issuing institutions.


The PCE model ties in closely with IACH's core business of security screening for employees. The companies are seen as being mutually complimentary. With the new levels of compliance required under the terms of the recently enacted Patriot Act laws, companies that work to the highest standards help end user clients conform to the requirements of "know your end user."


Following up to IACH's recent acquisition of the Secure Algorithm Fingerprint Technology the acquisition of ICABS allows IACH to bring to market this technology by quickly working within the ICABS financial institutions and processors.


The business of Information Architects, through its product PERCEPTRE, is the licensing to its governmental, business to business, business to consumer and commercial sector customers of its on-line, pre-employment screening, background investigation software ordering system. The software consists of the most well-respected user interface extant in the space for both ease of use, breadth of information availability as well as speed and flexibility. In short, Perceptre software has the fastest, least cost and best on-line ordering system on the market for use by employers, or any other inquiring entities. Perceptre software will review the records of anyone of interest in many personnel arenas such as criminal records, civil court records, motor vehicle records, and, of course, credit bureau records, to name just a few.


Forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including without limitation, continued acceptance of the Company's products, increased levels of competition for the Company, new products and technological changes, the Company's dependence on third-party suppliers, and other risks detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission.